UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________________________________________

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

JPX Global, Inc.

(Name of Registrant as Specified in Its Charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-54793	9864 E Grand River, Ste 110-301 Brighton, MI 48116	26-2801338
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No)

______________________________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

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JPX Global, Inc..

9864 E Grand River, Ste 110-301

Brighton, MI 48116

Notice of Action by Written Consent

of a

Majority of the Outstanding Common Shares

taken as of January 3, 2013

To the Holders of Common Stock of JPX Global, Inc.:

JPX Global, Inc. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock, have taken action by written consent to:

1.           Approve the Amended and Restated Articles of Incorporation of the Company to change the name of the Company from Jasper Explorations, Inc. to JPX Global, Inc.

2.           Approve the Amended and Restated Articles of Incorporation of the Company to increase the common shares to 500,000,000.

3. Approve the Amended and Restated Articles of Incorporation of the Company to create a Preferred class of stock, and authorize 40,000,000 shares to be defined by the Board with respect to the powers, preferences, rights, and restrictions thereof.

The stockholders have approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statues “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.

This action has been approved by our Board of Directors and the holders of a majority of the Company’s common shares outstanding.  Only stockholders of record at the close of business on January 3, 2013 are being given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of

JPX GLOBAL, INC.

/s/ James P. Foran

Chief Executive Officer

Brighton, MI

January 3, 2013

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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JPX GLOBAL, INC.

9864 E Grand River, Ste 110-301

Brighton, MI 48116

INFORMATION STATEMENT

(Preliminary)

January 3, 2013

GENERAL INFORMATION

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of JPX Global, Inc., a Nevada corporation (the “Company”) to notify the Stockholders of the following information regarding, and a description of an action which was taken by written consent in lieu of a special meeting of Stockholders by the holders of a majority of our common stock on January 3, 2013, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act:

1.	On or about January 3, 2013, the Company received written consents in lieu of a meeting of holder of 67% of the outstanding shares of our common stock. This represents approximately 20,100,000 of the shares of the 30,100,000 total issued and outstanding shares of common stock of the Company (the “Majority Stockholder”), authorizing the Company to amend our Articles of Incorporation to change the name of the Company from “Jasper Explorations, Inc.” to “JPX Global, Inc.” and increase the common shares to 500,000,000 and create a Preferred class of stock, and authorize 40,000,000 shares to be defined by the Board with respect to the powers, preferences, rights, and restrictions thereof. A copy of the Amended and Restated Articles of Incorporation is attached to the Information Statement as Exhibit A.

2.	On January 3, 2013, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. The Majority Stockholders approved the action by written consent in lieu of a meeting on January 3, 2013, in accordance with Section 78.320 of the Nevada Revised Statutes, as amended (the “NRS”). Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholders owning of record more than 67% of our outstanding voting securities have irrevocably consented to the Amended and Restated Articles of Incorporation to change the Company’s name to JPX Global, Inc. and increase the common shares to 500,000,000, and create a Preferred class of stock, and authorize 40,000,000 shares to be defined by the Board with respect to the powers, preferences, rights, and restrictions thereof.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about January 9, 2013 to stockholders of record on January 3, 2013 (the “Record Date”).  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the adoption of stock option plan, or the proposed name change, and is not entitled to appraisal of or payment for their shares of our stock.

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CORPORATE ACTIONS

ITEM 1

AMENDMENT TO ARTICLES OF INCORPORATION

TO CHANGE NAME TO JPX GLOBAL, INC.

On January 3, 2013 the action to amend and restate the Company’s Articles of Incorporation to change the Company’s name from Jasper Explorations, Inc. to JPX Global, Inc., (the “Amendment”) was approved by written consent of the holder representing approximately 67% of the outstanding voting securities of the Company.

On January 3, 2013, the Board of Directors of the Company approved the Amended and Restated Articles of Incorporation of the Company.  The Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

The approval of the Amended and Restated Articles of Incorporation requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On January 3, 2013, the action to approve the Amended and Restated Articles of Incorporation was approved by written consent of the holder representing approximately 67% of the outstanding voting securities of the Company.  As such, no vote or future action of the stockholders of the Company is required to approve the Amended and Restated Articles of Incorporation.  You are hereby being provided with notice of the approval of the Amended and Restated Articles of Incorporation.

ITEM 2

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED COMMON SHARES TO 500,000,000 AND CREATE AND AUTHORIZE 40,000,000 SHARES OF PREFERRED STOCK

On January 3, 2013, the action to amend and restate the Articles of Incorporation of the Company to increase the authorized common shares to 500,000,000 and create and authorize 40,000,000 shares of Preferred Stock was approved by written consent of the holder representing approximately 67% of the outstanding voting securities of the Company.

On January 3, 2013, the Board of Directors of the Company approved the Amended and Restated Articles of Incorporation.  The Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

PURPOSE OF INCREASE OF AUTHORIZED SHARES

The Board of Directors approved the Amended and Restated Articles of Incorporation to further the Company’s best interest to have additional authorized but unissued shares of common and preferred shares available in order to provide (a) flexibility for future corporate action; (b) raise additional capital by issuing additional shares of Common Stock or granting warrants for the future purchase of Common Stock; (c) the need to grant additional options to purchase Common Stock to attract qualified employees and consultants; and (d) the need to issue additional shares of common stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT

The Amended and Restated Articles of Incorporation will become effective upon filing with the Nevada Secretary of State the Amended and Restated Articles of Incorporation.  We intend to file the Amended and Restated Articles of Incorporation twenty-one days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF JPX GLOBAL, INC.

The change in the name of Jasper Explorations, Inc. to JPX Global, Inc. will be reflected in its stock records by book-entry in JPX Global, Inc.’s books.  For those shareholders that hold physical certificates, please do not destroy or send to JPX Global, Inc. your common stock certificates.  Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

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There will be no other effect on your rights or interest in shares of the Company that you hold.  There are no material US Federal Income Tax consequence to either the Company or its shareholders from the Amendment and Restatement.

VOTING SECURITIES

The Company’s authorized capital consisted of 50,000,000 shares of Common Stock, $0.001 par value.  There are currently 30,100,000 common shares outstanding.  No preferred shares are outstanding.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock.  Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of JPX Global, Inc., the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares.

In the event of any liquidation, dissolution or winding up of JPX Global, Inc. the assets of JPX Global, Inc. available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of JPX Global, Inc., including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of JPX Global, Inc. Common Stock of a di minimus par value amount.

DIRECTORS AND EXECUTIVE OFFICERS

The following lists the name, age and business experience of each of the JPX Global, Inc. directors and executive officers.

Name	Age	Position
James P. Foran	53	Chief Executive Officer, President, Secretary, Treasurer and Sole Director

James P. Foran, 53 years of age, Chief Executive Officer, President, Secretary, Treasurer and Sole Director.

Director Compensation.  Directors are reimbursed for expenses incurred by attending Board of Directors’ meetings.  They are not currently paid any other compensation for their services on the Board.  The Company has entered into indemnification agreement with the director.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above.

The Company’s sole director has voted in favor of the actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company’s common stock beneficially owned on January 3, 2013, for (i) each stockholder known to be the beneficial owner of 5% or more of Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

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As of January 3, 2013, the Company has 30,100,000 shares of common stock outstanding.

Name of Beneficial Owner	Amount	Percent
Joseph Caywood	20,100,000	67%

All Executive Officers and Directors As a Group (1 persons)	0	0%

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 9864 E Grand River, Ste 110-301, Brighton, MI 48116.

 ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 9864 E Grand River, Ste 110-301, Brighton, MI 48116, telephone: (310) 891-1838.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ James P. Foran
James P. Foran
Chief Executive Officer, President, Secretary,

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EXHIBIT A

Amended Articles of Incorporation

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Jasper Explorations, Inc., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1. The name of the corporation is hereby being changed in this restatement to JPX Global, Inc.. It was originally incorporated under the name of Jubilee Resources, Inc., and the original Articles of Incorporation of the corporation were filed with the Secretary of State of Nevada on December 18, 2008.

2. Pursuant to Chapter 78, Title 7 of Nevada Revised Statutes, these Amended and Restated Articles of Incorporation restate in its entirety and integrate and further amend the provisions of the Articles of Incorporation of this corporation.

3. The text of the Amended and Restated Articles of Incorporation as heretofore restated in its entirety is hereby restated and further amended to read as follows:

ARTICLES OF INCORPORATION

OF

JPX GLOBAL, INC.

ARTICLE I. NAME

The name of the corporation is JPX GLOBAL, INC. (the “Corporation”).

ARTICLE II. REGISTERED OFFICE

The name and address of the Corporation’s registered office in the State of Nevada is the Corporation Trust Company of Nevada, 6100 Neil Road, Reno, Nevada 89511-1133.

ARTICLE III. PURPOSE

The purpose or purposes of the corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Law.

ARTICLE IV. CAPITAL STOCK

The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Forty Million (40,000,000). The number of shares of Common Stock authorized to be issued is Five Hundred Million (500,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

(A) Provisions Relating to the Common Stock.

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(1) Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matters submitted to a vote of the stockholders, except as otherwise required by law.

(B) Provisions Relating to the Preferred Stock. The Board of Directors (the "Board") is authorized, subject to limitations prescribed by law and the provisions of this article 4, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and distinctive designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which dates or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

(5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of share of that series;

(8) Any other relative or participation rights, preferences and limitations of that series;

(9) If no shares of any series of Preferred Stock are outstanding, the elimination of the designation, powers, preferences, and right of such shares, in which event such shares shall return to their status as authorized but undesignated Preferred Stock.

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ARTICLE V. BOARD OF DIRECTORS

(A) Number. The number of directors constituting the entire Board shall be as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

(B) Vacancies.  Vacancies on the Board shall be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board, or by election at an annual meeting or at a special meeting of the stockholders called for that purpose.

(C) Directors. The Board of Directors shall consist of the following persons:

James P. Foran

(D) The election of directors need not be by written ballot.

ARTICLE VI. BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VII. LIABILITY

To the fullest extent permitted by Nevada law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any amendment or repeal of this Article VII will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE XIII. STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Nevada as the Bylaws may provide. The books of the Corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE IX. AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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I, THE UNDERSIGNED, being the Secretary of Jasper Explorations, Inc. pursuant to Chapter 78, Article 7 of Nevada Revised Statutes, hereby declare and certify, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 3rd day of January, 2013.

James P. Foran